Exhibit 99.1

BIOMET ANNOUNCES FOURTH QUARTER AND FISCAL YEAR 2012 PRELIMINARY FINANCIAL RESULTS

WARSAW, Ind., July 17, 2012 – Biomet, Inc. announced today preliminary financial results for its fourth quarter and fiscal year ended May 31, 2012. The final results for the three and twelve months ended May 31, 2012 will be made available to the public with the filing of Biomet’s Form 10-K for fiscal year 2012 and will include the finalization of a non-cash goodwill and intangible asset impairment charge as further described below and certain income tax accounts.

Fourth Quarter Preliminary Financial Results

Net sales totaled $739.5 million for the fourth quarter of fiscal year 2012, an increase of 3% compared to net sales reported during the fourth quarter of fiscal year 2011 of $715.2 million. Excluding the effect of foreign currency, net sales increased 5% during the fourth quarter. U.S. net sales increased 7% to $439.5 million during the fourth quarter of fiscal 2012, while Europe net sales decreased 8% (2% at constant currency) to $182.4 million and International (primarily Canada, South America, Mexico and the Pacific Rim) net sales increased 12% (14% constant currency) to $117.6 million. During the fourth quarter, there were the same number of billing days on a consolidated basis, compared to the fourth quarter of fiscal year 2011.

Special items (pre-tax) totaled $607.2 million for the fourth quarter of fiscal year 2012, including a non-cash goodwill and intangible asset impairment charge of $529.8 million that was primarily related to the Company’s spine and bone healing reporting unit and dental reporting unit principally driven by a reduction in management’s expectations of long-term industry growth rates compared to prior estimates; $72.9 million of non-cash amortization expense related to the Merger; and $4.5 million of non-Merger related special items.

Reported operating loss was $378.0 million during the fourth quarter of fiscal year 2012, compared to an operating loss of $847.3 million for the fourth quarter of fiscal year 2011. Excluding special items in both quarters, adjusted operating income was $229.2 million, or 31.0% of net sales, an increase of 6% compared to adjusted operating income of $216.3 million, or 30.2% of net sales, for the same period in fiscal year 2011.

On a reported basis, a net loss of $388.1 million was recorded during the fourth quarter of fiscal year 2012, compared to a net loss of $812.8 million during the fiscal fourth quarter of the prior year. Excluding special items in both quarters, adjusted net income for the fourth fiscal quarter totaled $105.6 million, compared to adjusted net income of $24.6 million for the fourth quarter of fiscal year 2011.

Adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) during the fourth quarter of fiscal year 2012 was $277.7 million, or 37.6% of net sales, an increase of 6% compared to adjusted EBITDA for the fiscal fourth quarter of 2011 of $260.9 million, or 36.5% of net sales.

Interest expense was $116.4 million during the fiscal fourth quarter, compared to $125.2 million during the same period in fiscal year 2011, primarily as a result of lower average interest rates on our term loans.

Free cash flow (reported cash flow from operations of $86.0 million less capital expenditures of $56.6 million) was $29.4 million during the fiscal fourth quarter, reflecting $183.1 million of cash interest paid in the quarter.

Full Year Preliminary Financial Results

Net sales for the year ended May 31, 2012, increased 4% to $2,838.1 million from $2,732.2 million for fiscal year 2011. Excluding the effect of foreign currency, net sales increased 3% during fiscal year 2012. U.S. net sales increased 3% to $1,713.3 million during fiscal year 2012, while Europe net sales increased 1% (flat constant currency) to $702.7 million. International (primarily Canada, South America, Mexico and the Pacific Rim) net sales increased 13% (9% constant currency) to $422.1 million. During fiscal year 2012, there were the same number of billing days on a consolidated basis, compared to fiscal year 2011.

Special items (pre-tax) during fiscal year 2012 totaled $940.7 million, including the previously mentioned $529.8 million non-cash goodwill and intangible asset impairment charge, $325.6 million of non-cash amortization and depreciation expense related to the Merger, and $85.3 million of non-Merger related special items that were primarily associated with our operational improvement initiatives.

Reported operating loss was $93.4 million during fiscal year 2012 compared to an operating loss of $576.9 million during fiscal year 2011. Excluding special items in both periods, adjusted operating income totaled $847.3 million, or 29.9% of net sales, an increase of 1% compared to $837.7 million, or 30.7% of net sales, during fiscal year 2011.

On a reported basis, a net loss of $457.8 million was recorded during fiscal year 2012, compared to a net loss during fiscal year 2011 of $849.8 million. Excluding special items in both periods, adjusted net income totaled $252.3 million during fiscal year 2012, an increase of 23% compared to adjusted net income of $205.2 million during fiscal year 2011.

Adjusted EBITDA increased 2% during fiscal year 2012 to $1,031.1 million, or 36.3% of net sales, compared to $1,010.4 million, or 37.0% of net sales, during fiscal year 2011.

Interest expense during fiscal year 2012 was $479.8 million, compared to $498.9 million for fiscal year 2011, principally due to lower average interest rates on our term loans.

Free cash flow (reported cash flow from operations less capital expenditures) was $198.0 million for fiscal year 2012, compared to free cash flow of $206.1 million for fiscal year 2011.

Reported gross debt as of May 31, 2012 was $5,827.8 million and cash and cash equivalents, as defined in the Company’s Credit Agreement dated September 25, 2007, totaled $492.4 million, which resulted in net debt of $5,335.4 million. From May 31, 2008, the first fiscal year-end after the Merger, to May 31, 2012, net debt decreased by $837.8 million due to an increase in cash and cash equivalents, as defined by our credit agreement, of $364.8 million and a $473.0 million reduction of gross debt. The gross debt reduction includes a decrease of $262.1 million as a result of favorable foreign currency translation on the Company’s euro-denominated debt.

As of May 31, 2012, Biomet’s senior secured leverage ratio was 2.70 times the last twelve months (“LTM”) adjusted EBITDA, as defined by our credit agreement, compared to 4.01 times at May 31, 2008. The total leverage ratio was 5.17 times LTM adjusted EBITDA at May 31, 2012, compared to 6.97 times as of May 31, 2008.

A reconciliation of reported results to adjusted results is included in this press release, which is also posted on Biomet’s website: www.biomet.com

About Biomet

Biomet, Inc. and its subsidiaries design, manufacture and market products used primarily by musculoskeletal medical specialists in both surgical and non-surgical therapy. Biomet’s product portfolio encompasses large joint reconstructive products, including orthopedic joint replacement devices, and bone cements and accessories; sports medicine, extremities and trauma products, including internal and external orthopedic fixation devices; spine and bone healing products, including spine hardware, spinal stimulation devices, and orthobiologics, as well as electrical bone growth stimulators and softgoods and bracing; dental reconstructive products; and other products, including microfixation products and autologous therapies. Headquartered in Warsaw, Indiana, Biomet and its subsidiaries currently distribute products in approximately 90 countries.

Contacts

For further information contact Daniel P. Florin, Senior Vice President and Chief Financial Officer, at (574) 372-1687 or Barbara Goslee, Director, Investor Relations at (574) 372-1514.

Financial Schedule Presentation

The Company’s unaudited condensed consolidated financial statements as of and for the three and twelve months ended May 31, 2012 and 2011 and other financial data included in this press release have been prepared in a manner that complies, in all material respects, with generally accepted accounting principles in the United States (except with respect to certain non-GAAP financial measures discussed below) and reflects purchase accounting adjustments related to the Merger referenced below.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Those statements are often indicated by the use of words such as “will,” “intend,” “anticipate,” “estimate,” “expect,” “plan” and similar expressions. Forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from those contemplated by the forward looking statements due to, among others, the following factors: the success of the Company’s principal product lines; the results of the ongoing investigation by the United States Department of Justice; the ability to successfully implement new technologies; the Company’s ability to sustain sales and earnings growth; the Company’s success in achieving timely approval or clearance of its products with domestic and foreign regulatory entities; the impact to the business as a result of compliance with federal, state and foreign governmental regulations and with the Deferred Prosecution Agreement and Corporate Integrity Agreement; the impact to the business as a result of the economic downturn in both foreign and domestic markets; the impact of federal health care reform; the impact of anticipated changes in the musculoskeletal industry and the ability of the Company to react to and capitalize on those changes; the ability of the Company to successfully implement its desired organizational changes and cost-saving initiatives; the impact to the business as a result of the Company’s significant international operations, including, among others, with respect to foreign currency fluctuations and the success of the Company’s transition of certain manufacturing operations to China; the impact of the Company’s managerial changes; the ability of the Company’s customers to receive adequate levels of reimbursement from third-party payors; the Company’s ability to maintain its existing intellectual property rights and obtain future intellectual property rights; the impact to the business as a result of cost containment efforts of group purchasing organizations; the Company’s ability to retain existing independent sales agents for its products; and other factors set forth in the Company’s filings with the SEC, including the Company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q. Although the Company believes that the assumptions on which the forward-looking statements contained herein are based are reasonable, any of those assumptions could prove to be inaccurate given the inherent uncertainties as to the occurrence or non-occurrence of future events. There can be no assurance as to the accuracy of forward-looking statements contained in this press release. The inclusion of a forward-looking statement herein should not be regarded as a representation by the Company that the Company’s objectives will be achieved. The Company undertakes no obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, the reader is cautioned not to place undue reliance on forward-looking statements which speak only as of the date on which they were made.

*Non-GAAP Financial Measures:

Management uses non-GAAP financial measures, such as net sales excluding the impact of foreign currency (constant currency), operating income as adjusted, Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) as adjusted, net income as adjusted, gross profit as adjusted, selling, general and administrative expense as adjusted, research and development expense as adjusted, cash and cash equivalents (as defined by our credit agreement), net debt, senior secured leverage ratio, total leverage ratio, free cash flow, and unlevered free cash flow. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures are included elsewhere in the press release.

The term “adjusted” or “as adjusted,” a non-GAAP financial measure, refers to financial performance measures that exclude certain income statement line items, such as interest, taxes, depreciation or amortization, other (income) expense, and/or exclude certain expenses as defined by our credit agreement, such as restructuring charges, non-cash impairment charges, integration and facilities opening costs or other business optimization expenses, new systems design and implementation costs, certain start-up costs and costs related to consolidation of facilities, certain non-cash charges, advisory fees paid to the Company’s private equity owners, certain severance charges, purchase accounting costs, stock-based compensation, litigation costs, and other related charges.

These non-GAAP financial measures are not in accordance with, or an alternative for, GAAP in the United States. Biomet management believes that these non-GAAP financial measures provide useful information to investors; however, this additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for financial information prepared in accordance with GAAP.

Non-GAAP Reconciliation

A reconciliation of reported results to adjusted results is included in this press release, which is also posted on Biomet’s website: www.biomet.com

Reclassifications

Certain prior period amounts have been reclassified to conform to the current presentation. Such reclassifications were limited to net sales information by product and geographic categories. The current presentation aligns with how the Company presently reports sales and markets its products.

The Merger

Biomet, Inc. finalized the merger with LVB Acquisition Merger Sub, Inc., a wholly-owned subsidiary of LVB Acquisition, Inc., which we refer to in this press release as the “Merger”, on September 25, 2007. LVB Acquisition, Inc. is indirectly owned by investment partnerships directly or indirectly advised or managed by The Blackstone Group, Goldman Sachs & Co., Kohlberg Kravis Roberts & Co. and TPG Capital.

Biomet, Inc.

Product Net Sales

Three Month Period Ended May 31, 2012 and 2011

(in millions, except percentages, unaudited)

	Three Months Ended May 31, 2012	Three Months Ended May 31, 2011	Reported Growth %	Constant Currency* Growth %
Large Joint Reconstructive	$439.6	$425.5	3%	6%
Sports, Extremities, Trauma (S.E.T.)	96.2	84.3	14%	16%
Spine & Bone Healing	83.9	80.2	5%	5%
Dental	69.2	74.0	(6)%	(4)%
Other	50.6	51.2	(1)%	1%

Net Sales	$739.5	$715.2	3%	5%

	Three Months Ended May 31, 2012 Net Sales Growth As Reported	Currency Impact*	Three Months Ended May 31, 2012 Net Sales Growth in Local Currencies*
Large Joint Reconstructive	3%	3%	6%
Knees	4%	2%	6%
Hips	3%	3%	6%
Bone Cement and Other	1%	3%	4%
Sports, Extremities, Trauma (S.E.T.)	14%	2%	16%
Sports Medicine	19%	2%	21%
Extremities	20%	2%	22%
Trauma	(5)%	1%	(4)%
Spine & Bone Healing	5%	—%	5%
Spine	9%	—%	9%
Bone Healing	(5)%	—%	(5)%
Dental	(6)%	2%	(4)%
Other	(1)%	2%	1%

Net Sales	3%	2%	5%

*	See Non-GAAP Financial Measures Disclosure

Biomet, Inc.

Product Net Sales

Year Ended May 31, 2012 and 2011

(in millions, except percentages, unaudited)

	Year Ended May 31, 2012	Year Ended May 31, 2011	Reported Growth %	Constant Currency* Growth %
Large Joint Reconstructive	$1,698.8	$1,630.6	4%	3%
Sports, Extremities, Trauma (S.E.T.)	354.4	312.3	13%	13%
Spine & Bone Healing	314.0	327.4	(4)%	(4)%
Dental	267.7	269.5	(1)%	(1)%
Other	203.2	192.4	6%	5%

Net Sales	$2,838.1	$2,732.2	4%	3%

	Year Ended May 31, 2012 Net Sales Growth As Reported	Currency Impact*	Year Ended May 31, 2012 Net Sales Growth in Local Currencies*
Large Joint Reconstructive	4%	(1)%	3%
Knees	3%	(1)%	2%
Hips	6%	(1)%	5%
Bone Cement and Other	5%	(1)%	4%
Sports, Extremities, Trauma (S.E.T.)	13%	—%	13%
Sports Medicine	18%	—%	18%
Extremities	18%	—%	18%
Trauma	(2)%	—%	(2)%
Spine & Bone Healing	(4)%	—%	(4)%
Spine	(3)%	—%	(3)%
Bone Healing	(7)%	—%	(7)%
Dental	(1)%	—%	(1)%
Other	6%	(1)%	5%

Net Sales	4%	(1)%	3%

*	See Non-GAAP Financial Measures Disclosure

Biomet, Inc.

Geographic Net Sales

Three Month Period Ended May 31, 2012 and 2011

(in millions, except percentages, unaudited)

	Three Months Ended May 31, 2012	Three Months Ended May 31, 2011	Reported Growth %	Constant Currency* Growth %
Geographic Sales:
United States	$439.5	$411.6	7%	7%
Europe	182.4	198.8	(8)%	(2)%
International	117.6	104.8	12%	14%

Net Sales	$739.5	$715.2	3%	5%

	Three Months Ended May 31, 2012 Net Sales Growth As Reported	Currency Impact*	Three Months Ended May 31, 2012 Net Sales Growth Local Currencies*
United States	7%	—%	7%
Europe	(8)%	6%	(2)%
International	12%	2%	14%

Total	3%	2%	5%

*	See Non-GAAP Financial Measures Disclosure

Biomet, Inc.

Geographic Net Sales

Year Ended May 31, 2012 and 2011

(in millions, except percentages, unaudited)

	Year Ended May 31, 2012	Year Ended May 31, 2011	Reported Growth %	Constant Currency* Growth %
Geographic Sales:
United States	$1,713.3	$1,659.2	3%	3%
Europe	702.7	697.8	1%	—%
International	422.1	375.2	13%	9%

Net Sales	$2,838.1	$2,732.2	4%	3%

	Year Ended May 31, 2012 Net Sales Growth As Reported	Currency Impact*	Year Ended May 31, 2012 Net Sales Growth Local Currencies*
United States	3%	—%	3%
Europe	1%	(1)%	—%
International	13%	(4)%	9%

Total	4%	(1)%	3%

*	See Non-GAAP Financial Measures Disclosure

Biomet, Inc.

As Reported Consolidated Statements of Operations

(in millions, except percentages, unaudited)

	(Preliminary) Three Months Ended May 31, 2012	Three Months Ended May 31, 2011
Net sales	$739.5	$715.2
Cost of sales	224.5	229.1

Gross profit	515.0	486.1
Gross profit percentage	69.6%	68.0%

Selling, general and administrative expense	252.4	276.3
Research and development expense	33.6	31.1
Amortization	77.2	84.6
Goodwill and intangible assets impairment charge	529.8	941.4

Operating loss	(378.0)	(847.3)
Interest expense	116.4	125.2
Other (income) expense	8.3	(2.5)

Loss before income taxes	(502.7)	(970.0)

Benefit from income taxes	(114.6)	(157.2)

Tax rate	22.8%	16.2%

Net loss	$(388.1)	$(812.8)

Biomet, Inc.

As Reported Consolidated Statements of Operations

(in millions, except percentages, unaudited)

	(Preliminary) Year Ended May 31, 2012	Year Ended May 31, 2011
Net sales	$2,838.1	$2,732.2
Cost of sales	894.4	838.7

Gross profit	1,943.7	1,893.5
Gross profit percentage	68.5%	69.3%

Selling, general and administrative expense	1,053.3	1,041.7
Research and development expense	126.8	119.4
Amortization	327.2	367.9
Goodwill and intangible assets impairment charge	529.8	941.4

Operating loss	(93.4)	(576.9)
Interest expense	479.8	498.9
Other (income) expense	17.6	(11.2)

Loss before income taxes	(590.8)	(1,064.6)

Benefit from income taxes	(133.0)	(214.8)

Tax rate	22.5%	20.2%

Net loss	$(457.8)	$(849.8)

Biomet, Inc.

Other Financial Information

Reconciliation of Operating Loss, as reported to Operating Income, as adjusted*

(in millions, unaudited)

	(Preliminary) Three Months Ended May 31, 2012	Three Months Ended May 31, 2011
Operating loss, as reported	$(378.0)	$(847.3)
Purchase accounting depreciation	—	4.5
Purchase accounting amortization	72.9	82.4

Total merger related depreciation and amortization	72.9	86.9

Stock-based compensation expense	3.8	(1.9)
Litigation settlements and reserves and other legal fees	(12.7)	2.8
DePuy trauma acquisition costs	4.6	—
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	6.0	31.9
Sponsor fee	2.8	2.5
Goodwill and intangible assets impairment charge	529.8	941.4

Total non-merger related items	534.3	976.7

Total items (pre-tax) excluded per our credit agreement	607.2	1,063.6

Operating income, as adjusted*	$229.2	$216.3

*	See Non-GAAP Financial Measures Disclosure

Biomet, Inc.

Other Financial Information

Reconciliation of Operating Loss, as reported to Operating Income, as adjusted*

(in millions, unaudited)

	(Preliminary) Year Ended May 31, 2012	Year Ended May 31, 2011
Operating loss, as reported	$(93.4)	$(576.9)
Purchase accounting depreciation	10.7	17.8
Purchase accounting amortization	314.9	358.5

Total merger related depreciation and amortization	325.6	376.3

Stock-based compensation expense	16.0	12.7
Litigation settlements and reserves and other legal fees	8.6	12.5
DePuy trauma acquisition costs	4.6	—
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	45.8	61.6
Sponsor fee	10.3	10.1
Goodwill and intangible assets impairment charge	529.8	941.4

Total non-merger related items	615.1	1,038.3

Total items (pre-tax) excluded per our credit agreement	940.7	1,414.6

Operating income, as adjusted*	$847.3	$837.7

*	See Non-GAAP Financial Measures Disclosure

Biomet, Inc.

Other Financial Information

Reconciliation of Net Loss, as reported to EBITDA, as adjusted*

(in millions, except percentages, unaudited)

	(Preliminary) Three Months Ended May 31, 2012	Three Months Ended May 31, 2011
Net loss, as reported	$(388.1)	$(812.8)
Depreciation	44.2	46.9
Amortization	77.2	84.6
Interest expense	116.4	125.2
Other (income) expense	8.3	(2.5)
Income tax provision (benefit)	(114.6)	(157.2)
Stock-based compensation expense	3.8	(1.9)
Litigation settlements and reserves and other legal fees	(12.7)	2.8
DePuy trauma acquisition costs	4.6	—
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	6.0	31.9
Sponsor fee	2.8	2.5
Goodwill and intangible assets impairment charge	529.8	941.4

EBITDA, as adjusted*	$277.7	$260.9

Net sales	$739.5	$715.2
EBITDA percentage, as adjusted*	37.6%	36.5%

*	See Non-GAAP Financial Measures Disclosure

Biomet, Inc.

Other Financial Information

Reconciliation of Net Loss, as reported to EBITDA, as adjusted*

(in millions, except percentages, unaudited)

	(Preliminary) Year Ended May 31, 2012	Year Ended May 31, 2011
Net loss, as reported	$(457.8)	$(849.8)
Depreciation	182.2	181.1
Amortization	327.2	367.9
Interest expense	479.8	498.9
Other (income) expense	17.6	(11.2)
Income tax benefit	(133.0)	(214.8)
Stock-based compensation expense	16.0	12.7
Litigation settlements and reserves and other legal fees	8.6	12.5
DePuy trauma acquisition costs	4.6	—
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	45.8	61.6
Sponsor fee	10.3	10.1
Goodwill and intangible assets impairment charge	529.8	941.4

EBITDA, as adjusted*	$1,031.1	$1,010.4

Net sales	$2,838.1	$2,732.2
EBITDA percentage, as adjusted*	36.3%	37.0%

*	See Non-GAAP Financial Measures Disclosure

Biomet, Inc.

Other Financial Information

Reconciliation of Net Loss, as reported to Net Income, as adjusted*

(in millions, unaudited)

	(Preliminary)
	Three Months Ended	Three Months Ended
	May 31, 2012	May 31, 2011
Net loss, as reported	$(388.1)	$(812.8)
Purchase accounting depreciation	—	4.5
Purchase accounting amortization	72.9	82.4
Stock-based compensation expense	3.8	(1.9)
Litigation settlements and reserves and other legal fees	(12.7)	2.8
DePuy trauma acquisition costs	4.6	—
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	6.0	31.9
Sponsor fee	2.8	2.5
Goodwill and intangible assets impairment charge	529.8	941.4
Tax effect on special and purchase accounting items**	(113.5)	(226.2)

Net income, as adjusted*	$105.6	$24.6

*	See Non-GAAP Financial Measures Disclosure
**	The tax effect is calculated based upon the statutory rates for the jurisdictions where the items were incurred

Biomet, Inc.

Other Financial Information

Reconciliation of Net Loss, as reported to Net Income, as adjusted*

(in millions, unaudited)

	(Preliminary)
	Year Ended	Year Ended
	May 31, 2012	May 31, 2011
Net loss, as reported	$(457.8)	$(849.8)
Purchase accounting depreciation	10.7	17.8
Purchase accounting amortization	314.9	358.5
Stock-based compensation expense	16.0	12.7
Litigation settlements and reserves and other legal fees	8.6	12.5
DePuy trauma acquisition costs	4.6	—
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	45.8	61.6
Sponsor fee	10.3	10.1
Goodwill and intangible assets impairment charge	529.8	941.4
Tax effect on special and purchase accounting items**	(230.6)	(359.6)

Net income, as adjusted*	$252.3	$205.2

*	See Non-GAAP Financial Measures Disclosure
**	The tax effect is calculated based upon the statutory rates for the jurisdictions where the items were incurred

Biomet, Inc.

Other Financial Information

Reconciliation of Gross Profit, as reported to Gross Profit, as adjusted*

(in millions, except percentages, unaudited)

	(Preliminary) Three Months Ended May 31, 2012	Three Months Ended May 31, 2011
Gross profit, as reported	$515.0	$486.1
Purchase accounting depreciation	—	4.5
Stock-based compensation expense	0.1	(0.3)
Litigation settlements and reserves and other legal fees	1.3	0.2
DePuy trauma acquisition costs	0.2	—
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	4.2	12.3

Gross profit, as adjusted*	$520.8	$502.8

Net sales	$739.5	$715.2
Gross profit percentage, as reported	69.6%	68.0%
Gross profit percentage, as adjusted*	70.4%	70.3%

*	See Non-GAAP Financial Measures Disclosure

Biomet, Inc.

Other Financial Information

Reconciliation of Gross Profit, as reported to Gross Profit, as adjusted*

(in millions, except percentages, unaudited)

	(Preliminary) Year Ended May 31, 2012	Year Ended May 31, 2011
Gross profit, as reported	$1,943.7	$1,893.5
Purchase accounting depreciation	10.7	17.8
Stock-based compensation expense	3.3	0.6
Litigation settlements and reserves and other legal fees	0.8	0.4
DePuy trauma acquisition costs	0.2	—
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	33.0	31.9

Gross profit, as adjusted*	$1,991.7	$1,944.2

Net sales	$2,838.1	$2,732.2
Gross profit percentage, as reported	68.5%	69.3%
Gross profit percentage, as adjusted*	70.2%	71.2%

*	See Non-GAAP Financial Measures Disclosure

Biomet, Inc.

Other Financial Information

Reconciliation of Selling, General and Administrative Expense, as reported to Selling, General and Administrative Expense, as adjusted*

(in millions, except percentages, unaudited)

	(Preliminary) Three Months Ended May 31, 2012	Three Months Ended May 31, 2011
Selling, general and administrative expense, as reported	$252.4	$276.3
Stock-based compensation expense	(3.1)	1.2
Litigation settlements and reserves and other legal fees	14.0	(2.6)
DePuy trauma acquisition costs	(4.4)	—
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, and other related costs)	(1.8)	(18.9)
Sponsor fee	(2.8)	(2.5)

Selling, general and administrative expense, as adjusted*	$254.3	$253.5

Net sales	$739.5	$715.2
SG&A as a percentage of net sales, as reported	34.1%	38.6%
SG&A as a percentage of net sales, as adjusted*	34.4%	35.4%

*	See Non-GAAP Financial Measures Disclosure

Biomet, Inc.

Other Financial Information

Reconciliation of Selling, General and Administrative Expense, as reported to Selling, General and Administrative Expense, as adjusted*

(in millions, except percentages, unaudited)

	(Preliminary) Year Ended May 31, 2012	Year Ended May 31, 2011
Selling, general and administrative expense, as reported	$1,053.3	$1,041.7
Stock-based compensation expense	(13.2)	(11.0)
Litigation settlements and reserves and other legal fees	(5.3)	(12.1)
DePuy trauma acquisition costs	(4.4)	—
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, and other related costs)	(12.6)	(27.6)
Sponsor fee	(10.3)	(10.1)

Selling, general and administrative expense, as adjusted*	$1,007.5	$980.9

Net sales	$2,838.1	$2,732.2
SG&A as a percentage of net sales, as reported	37.1%	38.1%
SG&A as a percentage of net sales, as adjusted*	35.5%	35.9%

*	See Non-GAAP Financial Measures Disclosure

Biomet, Inc.

Other Financial Information

Reconciliation of Research and Development Expense, as reported to Research and Development Expense, as adjusted*

(in millions, except percentages, unaudited)

	(Preliminary) Three Months Ended May 31, 2012	Three Months Ended May 31, 2011
Research and development expense, as reported	$33.6	$31.1
Stock-based compensation expense	(0.6)	0.4
Operational restructuring and consulting expenses related to operational initiatives (severance, and other related costs)	—	(0.7)

Research and development expense, as adjusted*	$33.0	$30.8

Net sales	$739.5	$715.2
R&D as a percentage of net sales, as reported	4.5%	4.3%
R&D as a percentage of net sales, as adjusted*	4.5%	4.3%

*	See Non-GAAP Financial Measures Disclosure

Biomet, Inc.

Other Financial Information

Reconciliation of Research and Development Expense, as reported to Research and Development Expense, as adjusted*

(in millions, except percentages, unaudited)

	(Preliminary) Year Ended May 31, 2012	Year Ended May 31, 2011
Research and development expense, as reported	$126.8	$119.4
Stock-based compensation expense	(2.0)	(1.1)
Operational restructuring and consulting expenses related to operational initiatives (severance, and other related costs)	(0.2)	(2.1)

Research and development expense, as adjusted*	$124.6	$116.2

Net sales	$2,838.1	$2,732.2
R&D as a percentage of net sales, as reported	4.5%	4.4%
R&D as a percentage of net sales, as adjusted*	4.4%	4.3%

*	See Non-GAAP Financial Measures Disclosure

Biomet, Inc.

Condensed Consolidated Balance Sheets

(in millions, unaudited)

	(Preliminary) May 31, 2012	May 31, 2011
Assets
Cash and cash equivalents	$492.4	$327.8
Accounts receivable, net	491.6	480.1
Short-term investments	2.5	41.4
Inventories	543.2	582.5
Current deferred income taxes	52.5	71.5
Prepaid expenses and other	129.1	115.1
Property, plant and equipment, net	593.6	638.4
Intangible assets, net	3,930.4	4,534.4
Goodwill	4,114.4	4,470.1
Other assets	70.7	95.7

Total Assets	$10,420.4	$11,357.0

Liabilities and Shareholder’s Equity
Current liabilities, excluding debt	$474.9	$502.0
Current portion of long-term debt	35.6	37.4
Long-term debt, net of current portion	5,792.2	5,982.9
Deferred income taxes, long-term	1,257.8	1,487.6
Other long-term liabilities	177.8	172.0
Shareholder’s equity	2,682.1	3,175.1

Total Liabilities and Shareholder's Equity	$10,420.4	$11,357.0

Net Debt (a)*	$5,335.4	$5,659.4

(a)	Net debt is the sum of total debt less cash and cash equivalents, as defined by the credit agreement. Cash and cash equivalents at May 31, 2011 includes $33.1 million of time deposits with maturities of less than 2 years.

*	See Non-GAAP Financial Measures Disclosure

Biomet, Inc.

Other Financial Information

Reconciliation of Senior Secured Leverage Ratio and Total Leverage Ratio*

(in millions, except ratios, unaudited)

	May 31, 2012		May 31, 2008
Senior Secured Debt:

USD Term Loan B	$2,234.7		$2,328.3
EUR Term Loan B	1,039.6		1,355.2
Asset Based Revolver	—		—
Cash Flow Revolvers	—		—

Consolidated Senior Secured Debt	3,274.3	A	3,683.5	E

Senior Notes	2,550.0		2,570.7
European Operations	3.5		46.6

Consolidated Total Debt	5,827.8		6,300.8
Cash and Cash Equivalents* **	(492.4	) B	(127.6	) F

Net Debt*	$5,335.4	C	$6,173.2	G

LTM Adjusted EBITDA

Quarter 1 Fiscal 2012 Adjusted EBITDA	226.6
Quarter 2 Fiscal 2012 Adjusted EBITDA	266.3
Quarter 3 Fiscal 2012 Adjusted EBITDA	260.5

Quarter 4 Fiscal 2012 Adjusted EBITDA	277.7
“Run Rate” Cost Savings**	—

Fiscal 2012 LTM Adjusted EBITDA*	$1,031.1	D

Fiscal 2008 LTM Adjusted EBITDA			829.1
“Run Rate” Cost Savings**			57.0

Fiscal 2008 LTM Adjusted EBITDA*			$886.1	H

Senior Secured Leverage Ratio*	2.70	A+B / D	4.01	E+F / H
Total Leverage Ratio*	5.17	C / D	6.97	G / H

*	See Non-GAAP Financial Measures Disclosure
**	As defined by the Credit Agreement dated September 25, 2007

Biomet, Inc.

Other Financial Information

Reconciliation of Net Loss, as reported to EBITDA, as adjusted*

(in millions, unaudited)

Year Ended May 31, 2008
Net loss, as reported	$(1,018.8)
Depreciation	140.8
Amortization	329.8
Interest expense	516.6
Other (income) expense	9.1
Income tax benefit	(257.4)
Additional cost of sales for inventory write up to fair value	160.2
In-process research and development	479.0
Financing fees related to merger	171.6
Share-based payment	25.8
In-the-money stock option settlement	112.8
Distributor agreements	41.7
Department of Justice	26.9
Investment banker fee	29.6
Consulting expenses related to operational improvement initiatives, severance for former executives, sponsor fees and other related costs	49.6
Additional legal/merger related fees	11.8

EBITDA, as adjusted*	$829.1

*	See Non-GAAP Financial Measures Disclosure

Biomet, Inc.

Consolidated Statement of Cash Flows

(in millions, unaudited)

	Fiscal 2012
	Three Months Ended August 31, 2011	Three Months Ended November 30, 2011	Three Months Ended February 29, 2012	(Preliminary) Three Months Ended May 31, 2012	(Preliminary) Year Ended May 31, 2012
CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES:
Net loss	$(39.2)	$(14.0)	$(16.5)	$(388.1)	$(457.8)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	129.8	131.7	126.5	121.4	509.4
Amortization of deferred financing costs	2.8	2.7	2.8	2.8	11.1
Goodwill and intangible assets impairment charge	—	—	—	529.8	529.8
Stock-based compensation expense	4.7	4.0	3.5	3.8	16.0
Recovery of doubtful accounts receivable	(2.5)	—	(0.1)	(2.7)	(5.3)
Realized gain on investments	—	—	(1.9)	(0.1)	(2.0)
Loss on impairment of investments	9.2	7.3	2.8	0.8	20.1
Property, plant and equipment impairment charge	—	0.4	—	—	0.4
Provision for inventory obsolescence	(0.5)	4.3	5.7	(0.6)	8.9
Deferred income taxes	(67.0)	(20.6)	(33.1)	(84.6)	(205.3)
Other	(0.6)	2.4	(3.8)	(2.5)	(4.5)
Changes in operating assets and liabilities:
Accounts receivable	21.3	(59.2)	(0.5)	1.8	(36.6)
Inventories	(2.2)	3.6	(1.3)	4.4	4.5
Prepaid expenses	2.7	(0.7)	(3.2)	(11.1)	(12.3)
Accounts payable	(1.5)	7.7	(10.4)	33.1	28.9
Income taxes	22.4	(4.6)	1.3	(48.1)	(29.0)
Accrued interest	67.8	(73.2)	67.1	(69.3)	(7.6)
Accrued expenses and other	(24.1)	18.9	18.6	(4.8)	8.6

Net cash provided by operating activities	123.1	10.7	157.5	86.0	377.3

CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES:
Proceeds from sales/maturities of investments	33.7	—	8.3	0.1	42.1
Purchases of investments	(0.2)	—	(0.1)	(0.1)	(0.4)
Proceeds from sale of property and equipment	0.1	13.0	0.6	1.0	14.7
Capital expenditures	(39.2)	(42.0)	(41.5)	(56.6)	(179.3)
Acquisitions, net of cash acquired	(3.9)	(10.5)	—	(6.7)	(21.1)

Net cash used in investing activities	(9.5)	(39.5)	(32.7)	(62.3)	(144.0)

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES:
Debt:
Payments under European facilities	(0.5)	(0.3)	(0.3)	(0.3)	(1.4)
Payments under senior secured credit facilities	(8.9)	(9.1)	(8.6)	(8.8)	(35.4)
Equity:
Repurchase of LVB Acquisition, Inc. shares	(0.3)	(0.8)	(0.1)	(0.1)	(1.3)

Net cash used in financing activities	(9.7)	(10.2)	(9.0)	(9.2)	(38.1)
Effect of exchange rate changes on cash	(0.5)	(8.3)	(3.7)	(18.1)	(30.6)

Increase (decrease) in cash and cash equivalents	103.4	(47.3)	112.1	(3.6)	164.6
Cash and cash equivalents, beginning of period	327.8	431.2	383.9	496.0	327.8

Cash and cash equivalents, end of period	$431.2	$383.9	$496.0	$492.4	$492.4

Supplemental disclosures of cash flow information:
Cash paid during the period for:
Interest	$55.0	$191.7	$47.3	$183.1	$477.1

Income taxes	$20.7	$16.1	$40.1	$18.1	$95.0

Biomet, Inc.

Consolidated Statement of Cash Flows

(in millions, unaudited)

	Fiscal 2011
	Three Months Ended August 31, 2010	Three Months Ended November 30, 2010	Three Months Ended February 28, 2011	Three Months Ended May 31, 2011	Year Ended May 31, 2011
CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES:
Net loss	$(17.8)	$(7.6)	$(11.6)	$(812.8)	$(849.8)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	136.7	139.5	141.3	131.5	549.0
Amortization of deferred financing costs	2.8	2.9	2.7	2.8	11.2
Stock-based compensation expense	5.1	4.3	5.2	(1.9)	12.7
Recovery of doubtful accounts receivable	(1.3)	(0.3)	(2.3)	(2.3)	(6.2)
Gain on sale of investments	—	(2.6)	(2.3)	—	(4.9)
Goodwill and intangible assets impairment charge	—	—	—	941.4	941.4
Property, plant and equipment impairment charge	—	—	—	17.0	17.0
Provision for inventory obsolescence	1.7	5.3	4.8	(6.1)	5.7
Deferred income taxes	(43.8)	(10.6)	(44.0)	(172.9)	(271.3)
Other	0.5	(18.2)	7.4	(16.5)	(26.8)
Changes in operating assets and liabilities:
Accounts receivable	27.1	(28.6)	13.2	2.8	14.5
Inventories	(18.3)	(33.2)	(13.5)	15.4	(49.6)
Prepaid expenses	(12.2)	10.5	(6.7)	3.9	(4.5)
Accounts payable	(0.6)	3.0	(9.6)	6.4	(0.8)
Income taxes	4.3	2.9	6.8	32.0	46.0
Accrued interest	67.7	(74.3)	67.7	(67.2)	(6.1)
Accrued expenses and other	(20.6)	27.1	(7.3)	3.4	2.6

Net cash provided by operating activities	131.3	20.1	151.8	76.9	380.1

CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES:
Proceeds from sales/maturities of investments	3.8	7.9	2.9	44.7	59.3
Purchases of investments	—	—	(44.3)	(34.4)	(78.7)
Proceeds from sale of property and equipment	—	4.8	1.3	0.7	6.8
Capital expenditures	(36.5)	(52.3)	(45.1)	(40.1)	(174.0)
Acquisitions, net of cash acquired	(9.6)	(6.8)	(1.9)	(0.1)	(18.4)

Net cash used in investing activities	(42.3)	(46.4)	(87.1)	(29.2)	(205.0)

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES:
Debt:
Proceeds under European facilities	0.1	—	0.1	0.1	0.3
Payments under European facilities	(0.6)	(0.5)	(0.4)	(0.5)	(2.0)
Payments under senior secured credit facilities	(8.5)	(8.7)	(8.7)	(8.9)	(34.8)
Repurchases of senior notes	—	(11.2)	—	—	(11.2)
Equity:
Repurchase of LVB Acquisition, Inc. shares	(0.2)	(0.8)	(0.2)	(2.5)	(3.7)

Net cash used in financing activities	(9.2)	(21.2)	(9.2)	(11.8)	(51.4)
Effect of exchange rate changes on cash	5.1	2.1	3.6	4.2	15.0

Increase (decrease) in cash and cash equivalents	84.9	(45.4)	59.1	40.1	138.7
Cash and cash equivalents, beginning of period	189.1	274.0	228.6	287.7	189.1

Cash and cash equivalents, end of period	$274.0	$228.6	$287.7	$327.8	$327.8

Supplemental disclosures of cash flow information:
Cash paid during the period for:
Interest	$56.3	$194.5	$53.6	$189.7	$494.1

Income taxes	$6.5	$11.2	$10.5	$14.1	$42.3

Biomet, Inc.

Other Financial Information

GAAP Operating Cash Flow Reconciled to Free Cash Flow* & Unlevered Free Cash Flow*

(in millions, unaudited)

	Fiscal 2012
	Three Months Ended August 31, 2011	Three Months Ended November 30, 2011	Three Months Ended February 29, 2012	(Preliminary) Three Months Ended May 31, 2012	(Preliminary) Year Ended May 31, 2012
Net loss	$(39.2)	$(14.0)	$(16.5)	$(388.1)	$(457.8)
Adjustments:
Depreciation and amortization	129.8	131.7	126.5	121.4	509.4
Amortization of deferred financing costs	2.8	2.7	2.8	2.8	11.1
Stock-based compensation expense	4.7	4.0	3.5	3.8	16.0
Recovery of doubtful accounts receivable	(2.5)	—	(0.1)	(2.7)	(5.3)
Realized gain on investments	—	—	(1.9)	(0.1)	(2.0)
Loss on impairment of investments	9.2	7.3	2.8	0.8	20.1
Goodwill and intangible assets impairment charge	—	—	—	529.8	529.8
Property, plant and equipment impairment charge	—	0.4	—	—	0.4
Provision for inventory obsolescence	(0.5)	4.3	5.7	(0.6)	8.9
Deferred income taxes	(67.0)	(20.6)	(33.1)	(84.6)	(205.3)
Other	(0.6)	2.4	(3.8)	(2.5)	(4.5)

TOTAL	36.7	118.2	85.9	180.0	420.8
Changes In:
Accounts receivable	21.3	(59.2)	(0.5)	1.8	(36.6)
Inventories	(2.2)	3.6	(1.3)	4.4	4.5
Prepaid expenses	2.7	(0.7)	(3.2)	(11.1)	(12.3)
Accounts payable	(1.5)	7.7	(10.4)	33.1	28.9
Income taxes	22.4	(4.6)	1.3	(48.1)	(29.0)
Accrued interest	67.8	(73.2)	67.1	(69.3)	(7.6)
Accrued expenses and other	(24.1)	18.9	18.6	(4.8)	8.6

Net cash provided by operating activities	$123.1	$10.7	$157.5	$86.0	$377.3
Capital expenditures	(39.2)	(42.0)	(41.5)	(56.6)	(179.3)

Free Cash Flow*	$83.9	$(31.3)	$116.0	$29.4	$198.0
Acquisitions, net of cash acquired	(3.9)	(10.5)	—	(6.7)	(21.1)
Proceeds from sales/maturities of investments	33.7	—	8.3	0.1	42.1
Purchases of investments	(0.2)	—	(0.1)	(0.1)	(0.4)
Proceeds from sale of property and equipment	0.1	13.0	0.6	1.0	14.7
Repurchase of LVB Acquisition, Inc. shares	(0.3)	(0.8)	(0.1)	(0.1)	(1.3)
Add back: cash paid for interest	55.0	191.7	47.3	183.1	477.1
Effect of exchange rates on cash	(0.5)	(8.3)	(3.7)	(18.1)	(30.6)

Unlevered Free Cash Flow* (1)	$167.8	$153.8	$168.3	$188.6	$678.5

(1)	Cash flow that does not take into account the interest payments required on outstanding debt, among other financing and investing activities. Commonly used by companies that are highly leveraged to show how assets perform before debt service (principal and interest).
*	See Non-GAAP Financial Measures Disclosure

Biomet, Inc.

Other Financial Information

GAAP Operating Cash Flow Reconciled to Free Cash Flow* & Unlevered Free Cash Flow*

(in millions, unaudited)

	Fiscal 2011
	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended	Year Ended
	August 31, 2010	November 30, 2010	February 28, 2011	May 31, 2011	May 31, 2011
Net loss	$(17.8)	$(7.6)	$(11.6)	$(812.8)	$(849.8)
Adjustments:
Depreciation and amortization	136.7	139.5	141.3	131.5	549.0
Amortization of deferred financing costs	2.8	2.9	2.7	2.8	11.2
Stock-based compensation expense	5.1	4.3	5.2	(1.9)	12.7
Recovery of doubtful accounts receivable	(1.3)	(0.3)	(2.3)	(2.3)	(6.2)
Gain on sale of investments	—	(2.6)	(2.3)	—	(4.9)
Goodwill and intangible assets impairment charge	—	—	—	941.4	941.4
Property, plant and equipment impairment charge	—	—	—	17.0	17.0
Provision for inventory obsolescence	1.7	5.3	4.8	(6.1)	5.7
Deferred income taxes	(43.8)	(10.6)	(44.0)	(172.9)	(271.3)
Other	0.5	(18.2)	7.4	(16.5)	(26.8)

TOTAL	83.9	112.7	101.2	80.2	378.0
Changes In:
Accounts receivable	27.1	(28.6)	13.2	2.8	14.5
Inventories	(18.3)	(33.2)	(13.5)	15.4	(49.6)
Prepaid expenses	(12.2)	10.5	(6.7)	3.9	(4.5)
Accounts payable	(0.6)	3.0	(9.6)	6.4	(0.8)
Income taxes	4.3	2.9	6.8	32.0	46.0
Accrued interest	67.7	(74.3)	67.7	(67.2)	(6.1)
Accrued expenses and other	(20.6)	27.1	(7.3)	3.4	2.6

Net cash provided by operating activities	$131.3	$20.1	$151.8	$76.9	$380.1
Capital expenditures	(36.5)	(52.3)	(45.1)	(40.1)	(174.0)

Free Cash Flow*	$94.8	$(32.2)	$106.7	$36.8	$206.1
Acquisitions, net of cash acquired	(9.6)	(6.8)	(1.9)	(0.1)	(18.4)
Proceeds from sales/maturities of investments	3.8	7.9	2.9	44.7	59.3
Purchases of investments	—	—	(44.3)	(34.4)	(78.7)
Proceeds from sale of property and equipment	—	4.8	1.3	0.7	6.8
Loss on bond repurchase	—	(1.2)	—	—	(1.2)
Repurchase of LVB Acquisition, Inc. shares	(0.2)	(0.8)	(0.2)	(2.5)	(3.7)
Add back: cash paid for interest	56.3	194.5	53.6	189.7	494.1
Effect of exchange rates on cash	5.1	2.1	3.6	4.2	15.0

Unlevered Free Cash Flow* (1)	$150.2	$168.3	$121.7	$239.1	$679.3

(1)	Cash flow that does not take into account the interest payments required on outstanding debt, among other financing and investing activities. Commonly used by companies that are highly leveraged to show how assets perform before debt service (principal and interest).
*	See Non-GAAP Financial Measures Disclosure